UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2023
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor
New York,	New York	10174
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, OUTFRONT Media Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on June 6, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, the OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan (the “Amended and Restated Omnibus SIP”). The Amended and Restated Omnibus SIP was previously approved by the Company’s board of directors (the “Board”) on April 20, 2023.

The Amended and Restated Omnibus SIP is substantially similar to the prior version of the plan, except that the Amended and Restated Omnibus SIP:

•increases the number of shares of the Company’s common stock reserved for issuance under the Company’s prior plan by 6,475,000 shares, so that the aggregate number of shares reserved for issuance under the Amended and Restated Omnibus SIP is 19,575,000 shares, comprised of the 8,000,000 shares initially reserved for issuance under the original plan as of the date such plan first became effective on March 27, 2014 and 5,100,000 shares reserved for issuance under the prior plan, plus the 6,475,000 new shares;

•extends the plan’s expiration date from March 26, 2024 to June 5, 2033;

•clarifies certain tax-related provisions with respect to any potential incentive stock options, as further described in the Amended and Restated Omnibus SIP; and

•clarifies how the awards under the plan are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with the Company’s “clawback” policy (or similar corporate policies) and applicable law.

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Omnibus SIP, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 6, 2023. At the Annual Meeting, the Company’s stockholders voted for (1) the re-election of eight incumbent directors, Nicolas Brien, Angela Courtin, Manuel A. Diaz, Michael J. Dominguez, Jeremy J. Male, Peter Mathes, Susan M. Tolson and Joseph H. Wender, to the Board; (2) the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023; (3) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and (4) the approval of the Amended and Restated Omnibus SIP. The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting were as follows:

(1) Election of eight director nominees.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicolas Brien	149,920,305	5,329,770	62,665	5,459,565
Angela Courtin	149,905,698	5,351,612	55,430	5,459,565
Manuel A. Diaz	126,124,619	29,126,548	61,573	5,459,565
Michael J. Dominguez	149,996,245	5,256,619	59,876	5,459,565
Jeremy J. Male	147,896,495	7,361,073	55,172	5,459,565
Peter Mathes	149,441,204	5,811,440	60,096	5,459,565
Susan M. Tolson	118,820,781	36,440,262	51,697	5,459,565
Joseph H. Wender	126,142,496	29,109,390	60,854	5,459,565

(2) Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,071,580	638,471	62,254	—

(3) Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,515,292	9,628,646	168,802	5,459,565

(4) Approval of the Amended and Restated Omnibus SIP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,397,145	6,815,605	99,990	5,459,565

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

10.1	OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 6, 2023